SECURITIES AND EXCHANGE COMMISSION
			    Washington, DC  20549



				   FORM 8-K/A


			   CURRENT REPORT PURSUANT
		       TO SECTION 13 OR 15(D) OF THE
		       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 4, 1996

			    ISOLYSER COMPANY, INC.
____________________________________________________________________________

	       (Exact Name of Registrant as Specified in Its Charter)

				   Georgia
____________________________________________________________________________

		   (State or Other Jurisdiction of Incorporation)

	0-24866                                    58-1746149
_____________________________           ____________________________________

(Commission File Number)                         (I.R.S. Employer
						Identification No.)

4320 International Boulevard, N.W., Norcross, Georgia  30093
____________________________________________________________________________
     (Address of Principal Executive Offices (Zip Code)

			     (770) 381-7566
____________________________________________________________________________

	   (Registrant's Telephone Number, Including Area Code)
____________________________________________________________________________

       (Former Name or Former Address, if Changed Since Last Report)

This Amendment to the Registrant's Form 8-K filed with the Commission on July 29, 1996 is filed to correct a typographical error in certain of the Balance Sheet Data contained on Exhibit 20.3 thereto.

ITEM 5.  OTHER EVENTS

     Isolyser Company, Inc. hereby incorporates by reference the News Releases filed with this Current Report on Exhibits 20.1,
20.2 and 20.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

	  Not applicable.

     (b)  Pro Forma Financial Information:

	  Not applicable.

     (c)  Exhibits:

	  3.1  First Amendment to Amended and Restated Bylaws

	  20.1 News Release dated June 4, 1996 captioned
	       "Isolyser Announces Personnel Changes"

	  20.2 News Release dated June 24, 1996 captioned
	       "Isolyser Announces Adoption of Statutory
	       Corporate Takeover Provisions"

	  20.3 New Release dated July 24, 1996 captioned "Isolyer
	       Expands OREX  Degradables  Market Penetration"

				 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					  ISOLYSER COMPANY, INC.



					  By: /s/ C. Fred Harlow
					  _______________________________
					  C. Fred Harlow, Chief Financial
					  Officer and Senior Vice President


Dated:  August 13, 1996